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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 25, 2001

                            DEVON ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



         DELAWARE                           000-30176                     73-1567067
(State or Other Jurisdiction of     (Commission File Number)           (I.R.S. Employer
Incorporation or Organization)                                       Identification Number)


   20 NORTH BROADWAY, SUITE 1500
      OKLAHOMA CITY, OKLAHOMA                                                73102
(Address of Principal Executive Offices)                                    (Zip Code)


       Registrant's telephone number, including area code: (405) 235-3611



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ITEM 5. OTHER EVENTS

         On September 25, 2001, Devon Energy Corporation announced that it had entered into various financial transactions concerning some of its 2001 and 2002 oil and natural gas production.

         The press release is filed as Exhibit 99 to this Current Report on Form 8-K, and the contents of such Exhibit is incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99       Press Release dated September 25, 2001



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                           DEVON ENERGY CORPORATION


                                           By:  /s/  MARIAN J. MOON
                                              ----------------------------------
                                              Marian J. Moon
                                              Senior Vice President

Date: September 26, 2001




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION
------          -----------
99              Press Release dated September 25, 2001